UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

          Date of Report (Date of earliest event reported): January 16, 2004
                          --------------------------



                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)

                          --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



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Item No. 5     Press release dated 16 January 2004  - Holding(s) in Company

The company today received the following notification:

                                                                 Legal & General
                                                   Investment Management Limited
                                                              Bucklersbury House
                                                         3 Queen Victoria Street
                                                                 London EC4N 8NH

16 January, 2004


Marconi Corporation
34 Grosvenor Square
London
W1A 4QP
Attn:  Company Secretary



DISCLOSURE OF INTEREST IN SHARES UNDER SECTION 198

Consequent upon a transfer into management of 103,623 shares on the 14 January 2004, Legal & General Group Plc companies are now the beneficial owners of the following number of shares which are not subject to a concert party and will be registered as follows:

Material Interest

HSBC Global Custody Nominee (UK) Ltd A/C 914945        73,000
HSBC Global Custody Nominee (UK) Ltd A/C 775245       847,253
HSBC Global Custody Nominee (UK) Ltd A/C 357206     4,601,925
HSBC Global Custody Nominee (UK) Ltd A/C 866203       281,000
HSBC Global Custody Nominee (UK) Ltd A/C360509        249,779
                                                    6,052,957             3.02%



Please note that this percentage is based on our understanding that your issued share capital is 200,400,000, which is the figure quoted by Exshare.

Please address any queries you may have to Julia Stone on 020 7528 6742.



Yours faithfully,

Julia Stone                                          Lee Toms
Authorised Signatory                                 Authorised Signatory


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: January 16 2004